                                                                 EXHIBIT 10.1a



     Amendment No. 1 to MARK CENTERS LIMITED PARTNERSHIP AGREEMENT, dated as of the 3rd day of June 6, 1996 ("Agreement") by and among Mark Centers Trust and Marvin L. Slomowitz.

     WHEREAS, pursuant to Section 3.2C of the Agreement and a Subscription Agreement, dated July 14, 1995, L&J Realty Company has subscribed for 2000 OP Units;

     WHEREAS, pursuant to Section 12C of the Agreement the General Partner desires to amend the Agreement to admit L&J Realty Company as a Limited Partner.

     NOW,  THEREFORE,  the Agreement is amended as follows:

     1. Any capitalized terms herein which are not otherwise defined herein shall have the same meaning as set forth in the Agreement.

     2. L & J Realty Company is hereby admitted as a Limited Partner of the Partnership.

     3. Effective as of July 14, 1995 the total number of all OP units outstanding is 9,553,000 and each Partner is deemed to hold OP Units as follows:

                                OP UNITS                 PERCENTAGE  INTEREST
                                --------                 --------------------
     Company                    7,751,000                       81.14%
     Limited Partner
     Marvin L. Slomowitz        1,800,000                       18.84%
     Limited Partner
     L & J Realty Company           2,000                         .02%

     4. Schedule A to the Partnership Agreement shall be deleted in its entirety and shall be replaced with a new Schedule A which is annexed hereto.

     5. The effective date of this Amendment No. 1 shall be July 14, 1995.

     6. Except as amended by this Amendment No. 1, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has executed this Amendment No. 1 as of the 14th day of July, 1995.

GENERAL PARTNER:
MARK CENTERS TRUST, a Maryland Real Estate Investment Trust

By: /s/ David S. Zook
    ------------------------------
Name:   David S. Zook
Title:  Executive Vice President


                                   SCHEDULE A
                               PERCENTAGE INTEREST

              General Partner                           81.14%

              Marvin L. Slomowitz                       18.84%

              L&J Realty                                  .02%

                                                                       EXHIBIT J


                SECOND AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT

                  THIS SECOND AMENDMENT, dated as of August 12, 1998, to that Limited Partnership Agreement, dated as of June 3, 1994, and as amended by the First Amendment to the Partnership Agreement dated as of June 6, 1996 (the "Partnership Agreement"), of MARK CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"). Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Partnership Agreement.

                                   BACKGROUND

                  The Partnership is a party to a certain Contribution and Share Purchase Agreement dated as of April 15, 1998 (the "Contribution Agreement") pursuant to which, among other things, the Partnership has agreed to acquire partnership interests in certain unaffiliated partnerships and real and personal property owned by such partnerships and affiliates of such partnerships in consideration for, among other things, Partnership Interests in the Partnership. Pursuant to Section 3.2(B) of the Partnership Agreement, the General Partner of the Partnership has the power and authority to issue additional Partnership Interests to Persons in exchange for additional Capital Contributions. The General Partner, pursuant to the exercise of such authority and in accordance with Section 12(C) of the Partnership Agreement, has determined to execute this Second Amendment to the Partnership Agreement to evidence: (i) the issuance of additional Partnership Interests and the admission of the other signatories hereto as Limited Partners of the Partnership and (ii) certain other amendments to the Partnership Agreement.

                  NOW, THEREFORE, the parties hereto, for good and sufficient consideration and intending to be legally bound, hereby amend the Partnership Agreement as follows:

                  1. The Partnership Agreement is hereby amended to reflect the admission as Limited Partners on the date hereof of those Persons whose names are set forth on Annex "A" attached hereto and made a part hereof and whose authorized signatures appear on the signature page hereto, each of whom shall have such number of Partnership Interests as shall be set forth opposite such signatory's name on Annex "A".

                  2. The Partnership Interests issued hereby shall have the same rights, preferences, privileges and designations as the Limited Partner Partnership Interests which have heretofore been issued by the Partnership, including, but not limited to, the right to convert such Partnership Interests into Common Shares of Beneficial Interest, par value, $.01 per share, of the General Partner pursuant to Section 3.2(C) of the Partnership Agreement, as amended hereby.

                  3. The second sentence of Section 3.2(B) of the Partnership Agreement is hereby amended by adding the following underscored language as follows:

                           "The number of OP Units issued to the Contributing Party under clause (i) of this Section 3.2(B) shall be equal to either (a) such amount as may be fixed by agreement between the General Partner, in the General Partner's sole discretion, and the Contributing Party or (b) the quotient (rounded to the nearest whole number arrived at by dividing..."

                  4. Section 3.2(C) of the Partnership Agreement is hereby amended by adding to the end thereof the following sentence:

                           "If the Company is unable to issue Common Shares in accordance with this Section 3.2(C) it shall redeem the requested OP Units for cash for an amount equal to the Market Price (as defined in Section 3.2(B)) calculated as if one OP Unit equaled one Common Share (subject to the anti-dilution protections set forth in this Section 3.2(C)."

                  5. Section 5 of the Partnership Agreement is hereby amended by adding the following new paragraphs (D) through (G) at the end thereof:

                           "D. The General Partner may not, without the consent of all of the Limited Partners affected thereby, change its policy of holding its assets and conducting its business solely through the Partnership, nor may any transactions described in
                           Section 5(E) or 5(F), without the consent of all the Limited Partners affected thereby, be structured in a manner which will change the General Partner's policy of holding its assets and conducting its business through the Partnership (or the Surviving Partnership (defined below), if applicable)), if the result of such transaction is the recognition of gain for federal income tax purposes by such Limited Partners.

                           E. Whether or not Section 5(D) hereof is applicable, the General Partner shall not, unless Section 5(F) is applicable, engage in any merger, consolidation or other combination with or into another person, sale of all or substantially all of its assets or any reclassification, recapitalization or similar transaction (each a "Termination Transaction"), unless such Termination Transaction is one in connection with which each Limited Partner either will receive, or will have the right to elect to receive, for each OP Unit held by such Limited Partner, an amount of cash, securities, or other property equal to the product of the number of Common Shares into which such OP Unit is convertible and the greatest amount of cash, securities or other property paid to a holder of one Common Share in consideration of one Common Share pursuant to the terms of the Termination Transaction; provided that; if, in connection with the Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of the outstanding Common Shares, each holder of OP Units shall receive, or shall have the right to elect to receive, the greatest amount of cash, securities, or other property which such holder would have received had it exercised its exchange right (as set forth in Section 3.2(C)) and received Common Shares in exchange for its OP Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer and then such Termination Transaction shall have been consummated.

                           F. Whether or not Section 5(D) hereof is applicable, the General Partner may merge, or otherwise combine its assets, with another entity without satisfying the requirements of Section 5(E) hereof if: (i) immediately after such merger or other combination, substantially all of the assets directly or indirectly owned by the surviving entity, other than OP Units held by such General Partner, are owned directly or indirectly by the Partnership or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with the Partnership (in each case, the "Surviving Partnership"); (ii) the Limited Partners own a percentage interest of the Surviving Partnership based on the relative fair market value of the net assets of the Partnership (as determined pursuant to Section 5(G)) and the relative fair market value of the other net assets of the Surviving Partnership (as determined pursuant to Section 5(G)) immediately prior to the consummation of such transaction; (iii) the rights, preferences and privileges of the Limited Partners in the Surviving Partnership are at least as favorable as those in effect immediately prior to the consummation of such transaction and as those applicable to any other limited partners or non-managing members of the Surviving Partnership; and (iv) such rights of the Limited Partners include the right to exchange their interests in the Surviving Partnership for at least one of: (A) the consideration available to such Limited Partners pursuant to Section 5(E), or (B) if the ultimate controlling person of the Surviving Partnership has publicly traded common equal securities, such common equity securities, with an exchange ratio based on the relative fair market value of such securities (as determined pursuant to Section 5(G)) and the Common Shares.

                           G. In connection with any transaction permitted by
                           Section 5(E) or 5(F), the relative fair market values shall be reasonably determined by the General Partner in good faith as of the time of such transaction and, to the extent applicable, shall be no less favorable to the Limited Partners than the relative values reflected in the terms of such transactions."

                  6. Section 7.6(A) of the Partnership Agreement is hereby amended to change the reference to "Prop. Reg. ? 1.704-3(b)(1)" to "Regulations Section


                  7. The first sentence of Section 12(B)(i) of the Partnership Agreement is hereby amended and restated as follows:

                           "(i) No Limited Partner or substituted Limited Partner shall, without the prior written consent of the General Partner (which consent may be given or withheld in the sole discretion of the General Partner), sell, assign, distribute or otherwise transfer (a "Transfer") all or any part of his interest in the Partnership except by operation of law, gift (outright or in trust) or by sale, in each case to or for the benefit of a Permitted Transferee (as defined below), except for (a) pledges or other collateral transfers effected by a Limited Partner to secure the repayment of a loan and (b) the exchange of OP Units for shares of Common Stock of the Company, pursuant to Section 3.2(C) above. For purposes of this Section 12(B)(i), the term "Permitted Transferee" means (i) any partner or other equity owner of a Limited Partner; (ii) an equity owner of any partner or other equity owner of a Limited Partner; (iii) members of the Immediate Family (as defined below) of any equity owner of a Limited Partner (or any equity owner thereof) and trusts for the benefit of one or more members of the Immediate Family of the Limited Partner (or any equity owner thereof) created for a state and/or gift tax purposes and/or (iv) any public charity, public foundation or charitable institution as defined in
                           Section 501(C)(3) of the Code. For purposes of this
                           Section 12(B)(i), the term "Immediate Family" means, with respect to any natural person, such natural person's spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law and children-in-law."

                  8. Section 16(A)(ii) of the Partnership Agreement is hereby amended and restated as follows:

                           "(ii) except (x) as otherwise provided for in this Agreement, (y) as required by law or (z) in the case of technical modifications which do not have a material adverse impact on any Partner, to modify the allocation of Profits and Losses or distributions among the Partners as provided for in Sections 7 and 8 above, respectively; or"

                  9. Section 16(A)(iii) of the Partnership Agreement is hereby amended to include reference to Sections 5(D) through (G).

                  10. By execution of this Second Amendment to the Partnership Agreement, each of the signatories hereto agrees to be bound by each and every term of the Partnership Agreement as amended hereby from and after the date hereof.

                  11. Except as expressly set forth in this Second Amendment, the Partnership Agreement is hereby ratified and confirmed in each and every respect.

                  IN WITNESS WHEREOF, this Second Amendment to the Limited Partnership Agreement is executed and delivered as of the date first written above.

                                                    MARK CENTERS TRUST,
                                                     General Partner


                                                    By: /s/ Joshua Kane
                                                        -----------------------
                                                            Joshua Kane

                                                    Title: Senior Vice President
                                                           ---------------------

                                                    Limited Partners:

                                                    __________________________

                                                    __________________________

                                                    __________________________

                                                    __________________________

                THIRD AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT


                  THIS THIRD AMENDMENT, dated as of December 17, 1998, to that Limited Partnership Agreement, dated as of June 3, 1994, and as amended by the First Amendment to the Partnership Agreement dated as of June 6, 1996 and as amended by the Second Amendment to the Partnership Agreement dated as of August 12, 1998 (the "Partnership Agreement"), of ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"). Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Partnership Agreement.

                                   BACKGROUND

                  The General Partner, pursuant to the exercise of such authority and in accordance with Section 12(C) of the Partnership Agreement, has determined to execute this Third Amendment to the Partnership Agreement to evidence the assignment of certain Partnership Interests and the admission of the other signatories hereto as Limited Partners of the Partnership.

                  NOW, THEREFORE, the parties hereto, for good and sufficient consideration and intending to be legally bound, hereby amend the Partnership Agreement as follows:

                  1. The Partnership Agreement is hereby amended to reflect (i) the withdrawal of RD G.O. Properties, L.P. as a limited partner and (ii) the admission as Limited Partners of those Persons whose names are set forth on Annex "A" attached hereto and made a part hereof and whose authorized signatures appear on the signature page hereto, each of whom shall have such number of Partnership Interests as shall be set forth opposite such signatory's name on Annex "A".

                  2. The Partnership Interests issued hereby shall have the same rights, preferences, privileges and designations as the Limited Partner Partnership Interests which have heretofore been issued by the Partnership, including, but not limited to, the right to convert such Partnership Interests into Common Shares of Beneficial Interest, par value, $.01 per share, of the General Partner pursuant to Section 3.2(C) of the Partnership Agreement, as amended hereby.

                  3. By execution of this Third Amendment to the Partnership Agreement, each of the signatories hereto agrees to be bound by each and every term of the Partnership Agreement as amended hereby from and after the date hereof.

                  4. Except as expressly set forth in this Third Amendment, the Partnership Agreement is hereby ratified and confirmed in each and every respect.

                  5. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Third Amendment shall become binding when one or more counterparts hereof, individually taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                  IN WITNESS WHEREOF, this Third Amendment to the Limited Partnership Agreement is executed and delivered as of the date first written above.

                                           ACADIA REALTY TRUST,
                                            General Partner


                                           By: /s/ Kenneth F. Bernstein
                                              ---------------------------------
                                                   Kenneth F. Bernstein

                                          Title: President
                                                 ------------------------------

Substituted Limited Partners:

EVAN FRAZIER REALTY LLC


By: /s/ Kenneth F. Bernstein
   ---------------------------------
   Name:  Kenneth F. Bernstein
   Title: Member

RD GREENBELT, INC.


By: /s/ Kenneth F. Bernstein
   ---------------------------------
   Name:  Kenneth F. Bernstein
   Title: President

KAL PARTNERS L.P.


By: /s/ Gregory Manocherian
   ---------------------------------
   Name:  Gregory Manocherian
   Title: General Partner



/s/ Michael A. Young
------------------------------------
MICHAEL A. YOUNG



/s/ Mindy White
------------------------------------
MINDY WHITE

S & J ROTH REVOCABLE TRUST


By: /s/ Stephen Roth
   ------------------------------------
   Name:  Stephen Roth
   Title: Trustee

RABINOWITZ FAMILY 1991 TRUST


By: /s/ Martin J. Rabinowitz
   ------------------------------------
   Name:  Martin J. Rabinowitz
   Title:    Trustee

RABINOWITZ FAMILY 1986 TRUST


By: /s/ Steven M. Rabinowitz
   ------------------------------------
   Name:  Steven M. Rabinowitz, Esq.
   Title: Trustee

Withdrawing Limited Partner:

RD G.O. PROPERTIES, L.P.

By: RD Greenbelt, Inc., its general
    partner


    By: /s/ Kenneth F. Bernstein
        ------------------------------
       Name:  Kenneth F. Bernstein
       Title: President

                                    ANNEX "A"


Name of Limited Partner                 Number of Partnership Interests
-----------------------                 -------------------------------
Evan Frazier Realty LLC                              294,434
20 Soundview Marketplace
Port Washington, NY  11050
Taxpayer ID#: 11-3363230

RD Greenbelt, Inc.                                    55,011
20 Soundview Marketplace
Port Washington, NY 11050

KAL Partners L.P.                                    102,068
3 New York Plaza
18th Floor
New York, NY  10004
Taxpayer ID: 13-3928884

Michael A. Young                                      34,005
304 East 65th Street
Apt. 36B
New York, NY  10021
Soc. Sec. #: ###-##-####

Mindy White                                           17,029
44 Garden Road
Scarsdale, NY  10583
Soc. Sec. #: ###-##-####

S & J Roth Revocable Trust                            25,517
c/o Stephen Roth, Trustee
301 Weyyakin Drive
P.O. Box 6120
Ketchum, ID  83340
Taxpayer ID #: ###-##-####

Name of Limited Partner                 Number of Partnership Interests
-----------------------                 -------------------------------
Rabinowitz Family 1991 Trust                          21,247
c/o Martin J. Rabinowitz, Trustee
1500 Broadway
Suite 1020
New York, NY 10036
Taxpayer ID#: ###-##-####

Rabinowitz Family 1986 Trust                          21,247
c/o Martin J. Rabinowitz,
1500 Broadway
Suite 1020
New York, NY 10036
Taxpayer ID#: 13-6950556